SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              SOFTNET SYSTEMS, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        Martin A. Koehler, 717 Forest Avenue, Lake Forest, Illinois 60045
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

     (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5) Total fee paid:

-------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

-------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is  offset as   provided  by  Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

-------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

     (3) Filing party:

-------------------------------------------------------------------------------

     (4) Date filed:

-------------------------------------------------------------------------------

                              SOFTNET SYSTEMS, INC.
                                717 Forest Avenue
                           Lake Forest, Illinois 60045







                                                               February 26, 1997


Dear Shareholder:



         You are cordially invited to attend the 1997 Annual Meeting of Shareholders. The meeting will be held at the Marriott Lincolnshire, 10 Marriott Drive, Lincolnshire, Illinois, 60069 at 10:00 a.m. Chicago time on March 26, 1997. After the business session, we will report on current operations and other matters of importance.

         The formal Notice and Proxy Statement appear on the following pages and contain details of the business to be conducted at the Meeting. Also enclosed for your information is the SoftNet Systems, Inc.
1996 Annual Report to Shareholders.

         Your vote is very important regardless of the number of shares you own. We hope you can attend the meeting. However, whether or not you plan to attend, please sign, date and return the accompanying proxy card as soon as possible. The enclosed envelope requires no postage if mailed in the United States. If you attend the meeting, you may revoke your proxy if you wish and vote personally.


                                                    Sincerely,



                                                    John J. McDonough
                                                    Chairman of the Board,
                                                    and Chief Executive Officer

                              SOFTNET SYSTEMS, INC.
                                717 Forest Avenue
                           Lake Forest, Illinois 60045



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 26, 1997



         The Annual Meeting of Shareholders of SoftNet Systems, Inc., a New York corporation (the "Company"), will be held at the Marriott Lincolnshire, 10 Marriott Drive, Lincolnshire, Illinois, 60069 on March 26, 1997, at 10:00 a.m. Chicago time, for the following purposes:

                  1. To elect five directors to hold office for the ensuing year.

                  2. To consider and vote upon a proposal to authorize and approve the SoftNet Systems, Inc. Amended 1995 Long Term Incentive Plan.

                  3. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Only shareholders of record at the close of business on February 14, 1997 are entitled to notice of and to vote at the Annual Meeting. Whether or not you plan to attend the Meeting, please sign, date and mail the enclosed Proxy in the envelope provided which requires no postage for mailing in the United States. A prompt response is helpful, and your cooperation will be appreciated. If you later find that you can be present and you desire to vote in person, or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting by written notice to the Secretary of the Company.

                                            By Order of the Board of Directors


                                            Martin A. Koehler
                                            Secretary










February 26, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                              SOFTNET SYSTEMS, INC.
                                717 Forest Avenue
                           Lake Forest, Illinois 60045



                                 PROXY STATEMENT



                                     GENERAL

         This Proxy Statement is being mailed to shareholders of SoftNet Systems, Inc., a New York corporation ("SoftNet" or the "Company"), on or about February 26, 1997, and is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for the Annual Meeting of Shareholders to be held at the Marriott Lincolnshire, at 10 Marriott Drive, Lincolnshire, Illinois, on March 26, 1997, at 10:00 a.m., Chicago time for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

Revocability of Proxies

         If the form of proxy which accompanies this Proxy Statement is executed and returned, it will be voted. Proxies may be revoked by filing with the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequently dated proxy relating to the same shares of stock and delivering it to the Secretary of the Company or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Any subsequently dated proxy or written notice revoking a proxy should be sent to the Secretary of the Company at SoftNet Systems, Inc., 717 Forest Avenue, Lake Forest, Illinois 60045.

Shares Outstanding and Voting Rights

         As of February 14, 1997, the Company had outstanding 6,574,455 shares of Common Stock and such shares are the only shares entitled to vote at the Meeting.

         A majority of the outstanding shares entitled to vote at the Meeting and represented in person or by proxy will constitute a quorum. Each shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, or may distribute such votes, on the same principle, among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than the total number of directors to be elected at the Meeting. There are no conditions precedent to the exercise of cumulative voting rights. The Board of Directors of the Company is soliciting discretionary authority to cumulate votes. Each share has one vote on all other matters to be voted upon at the Meeting.

         If choices are not specified on the proxy, the shares will be voted for the proposals described herein. Under New York law, abstentions and broker "non-votes" will be counted towards determining the presence of a quorum. With respect to all proposals other than election of directors, abstentions and broker "non-votes" will have the effect of a negative vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote for a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Unvoted shares are termed "non-votes" when a nominee holding shares for beneficial owners may not have received instructions from the beneficial owner and may not have exercised discretionary voting power on certain matters, but with respect to other matters may have voted pursuant to discretionary authority or instructions from the beneficial owners.

         Assuming a quorum is present at the Meeting, approval of the proposed actions shall require the following vote of shareholders: (i) Proposal 1 (regarding the election of Directors) must be approved a plurality of the votes cast according to cumulative voting rules and (ii) Proposal 2 (regarding the authorization and approval of the SoftNet Systems, Inc. 1995 Amended Long Term Incentive Plan) must be approved by a majority of the outstanding shares entitled to vote thereon.

Solicitation

         The Board of Directors has authorized the solicitation of proxies. Expenses incurred in the solicitation of proxies will be borne by the Company. Directors and officers of the Company may make additional solicitations in person or by telephone without additional compensation.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         At the Annual Meeting, five directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors of the Company currently consists of five members.

         It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below, all of whom are members of the present Board of Directors. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. Under the Bylaws of the Company, persons must be nominated at least forty-five days prior to the meeting; accordingly, no additional persons may be nominated at the meeting.

Nominees

         The following table sets forth certain information concerning the nominees, all of whom are members of the present Board of Directors:


Name and Age                          Principal Occupation and Other Information



John J. McDonough  (60)     Director  since  1995.  Chairman of the Board of the
                            Company since July 1995. Chief Executive  Officer of
                            the Company since September 1996. Vice Chairman from
                            July  1993  to  October  1995  and  Chief  Executive
                            Officer from July 1993 to February  1995 of Dentsply
                            International Inc. (dental  products).  Chairman and
                            Chief  Executive   Officer  of  GENDEX   Corporation
                            (dental  products)  from  April  1983 to June  1993.
                            Director  of AMRESCO,  Inc.,  Applied  Power,  Inc.,
                            Lunar Corporation, Plexus Corporation,
                            and Newell Co.


Ian B. Aaron (36)           Director  since 1994.  President of MediaCity  World
                            Inc., a subsidiary of the Company, since June 1996 and Chief Information Officer of the Company from January 1996 to June 1996. Executive Vice President of Systems Development of Communicate Direct, Inc.
                            from October  1994 to January 1996 and  President of
                            Communicate Direct, Inc. from 1988 to October 1994.


John G. Hamm (58)           Director  since 1985.  Executive  Vice  President of
                            ARTRA Group Incorporated  (flexible packaging) since
                            1988.   Director   from   1984  to  1994   and  Vice
                            President-Finance   from   1990  to  1994  of  Ozite
                            Corporation (textiles, hose and tubing). Director of
                            Plastic    Specialties   and   Technologies,    Inc.
                            (textiles,  hose and  tubing)  from 1993 to  January
                            1996.


A.J.R. Oosthuizen (61)      Director since 1995.  President and Chief  Operating
                            Officer  of  the  Company  since   September   1996.
                            President   and   Chief    Executive    Officer   of
                            Micrographics Technology Corporation a subsidiary of the Company, since March 1989.


Ronald I. Simon (58)        Director since 1995. President of Ronald Simon, Inc.
                            (financial   consulting)  since  1974.  Chairman  of
                            Sonant   Corporation   (interactive  voice  response
                            equipment)  since  April  1993.  Director of Citadel
                            Corporation (real estate investment company).

Information Concerning the Board and its Committees

         The Board of Directors currently consists of John J. McDonough, Ian B. Aaron, John G. Hamm, A.J.R. Oosthuizen and Ronald I. Simon. John I. Jellinek, James A. Gordon, Philip Kenny and C. William Vatz, who were elected to the Board at the last Annual Meeting of shareholders, resigned from the Board on various dates during 1996, as set forth elsewhere in this Proxy.

         There were nine meetings of the Board of Directors in the fiscal year ended September 30, 1996. Each director attended at least 75% of the meetings of the Board of Directors and the Committees on which he served.

         The Audit Committee had three meetings in fiscal 1996. The Audit Committee originally consisted of Messrs. Hamm, Simon and Gordon. Following Mr. Gordon's resignation from the Board of Directors in August, 1996, Messrs. Hamm and Simon constitute all of the members of the Audit Committee. Messrs. Hamm and Simon attended all of the meetings and Mr. Gordon attended two-thirds of the meetings of the Audit Committee. The duties of the Audit Committee are to recommend the appointment of auditors and oversee the accounting and audit functions of the Company.

         The  Compensation/Stock  Option  Committee  had four meetings in fiscal
1996, which were attended by all of the members of the Committee. The Compensation/Stock Option Committee originally consisted of Messrs. Simon, Kenny and Gordon. In connection with the resignations of Messrs. Kenny and Gordon from the Company's Board of Directors, the Board of Directors assumed the administrative responsibilities of the Compensation/Stock Option Committee in November 1996.

         The Executive Committee originally consisted of Messrs. McDonough, Jellinek, Oosthuizen and Kenny. Following the resignation of Messrs. Jellinek and Kenny from the Board of Directors in December 1996, the Executive Committee has consisted of Messrs. McDonough and Oosthuizen. The Executive Committee did not meet in fiscal 1996. The Executive Committee has all of the authority of the Board, except with respect to items requiring shareholder approval or submission, the filling of Board or Committee vacancies, fixing director compensation, amending or adopting bylaws or amending or repealing Board resolutions that are not amendable or repealable.

Director Compensation

         Directors who were not officers of the Company or of a subsidiary, namely, Mr. Hamm and Mr. Simon, each receive a fee of $1,000 per month for their services as directors of the Company. Fees payable to the directors have been deferred since July 1996. The Board currently anticipates that if the SoftNet Systems, Inc. Amended 1995 Long Term Incentive Plan is approved by the shareholders at the Meeting, then the Board will award stock options to Messrs. Hamm and Simon in lieu of paying further director fees and in consideration of Messrs. Hamm and Simon's waiver of the deferred fees.

         Messrs. McDonough, Oosthuizen and Aaron each receive compensation for their services as executive officers of the Company. A description of these compensation arrangements is set forth under "Executive Compensation--Certain Agreements."

         A description of other transactions between directors and the Company is set forth below in "Certain Relationships and Related Transactions."

         The Board of Directors recommends a vote FOR the election of the named nominees.

                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

         Set forth in the following table are the beneficial holdings (and the percentages of outstanding shares represented by such beneficial holdings) of Common Stock as of December 31, 1996, except as otherwise noted, of (i) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. In accordance with Rule 13d-3 under the Exchange Act, persons who have the power to vote or dispose of Common Stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such Common Stock.

Name and Address                                         Amount and nature of
of beneficial owner                                      beneficial ownership          Percent of class

John J. McDonough....................................             156,667(1)                       2.4%
717 Forest Avenue
Lake Forest, IL  60045

Ian B. Aaron.........................................             155,762(2)                       2.4%
c/o MediaCity World, Inc.
500 Logue Avenue
Mountain View, CA  94043

John G. Hamm.........................................              44,430(3)                         *
c/o ARTRA Group, Inc.
500 Central Avenue
Northfield, IL  60093

A.J.R. Oosthuizen....................................             524,340(4)                       7.8%
c/o Micrographics Technology Corporation
520 Logue Avenue
Mountain View, CA  94043

Ronald I. Simon......................................                  -                             -
c/o Ronald Simon, Inc.
1020 Prospect Street, Suite 401C
P.O. Box 1986
LaJolla, CA  92038

Martin A. Koehler....................................               8,333(5)                          *
717 Forest Avenue
Lake Forest, IL  60045

R.C.W. Mauran........................................             676,040(6)                       9.9%
47 Eaton Place, Flat A
London SWI, England

Joseph Rich..........................................             408,587(7)                       6.1%
1386 N. Green Bay Road
Lake Forest, IL 60045

John I. Jellinek.....................................             356,950(8)                       5.2%
1425 Bush Parkway
Buffalo Grove, IL  60089


All directors and executive officers as a group
( 6 persons).........................................             889,532                         13.1%


* Less than 1%.

(1) Consists of 140,000 held by McDonough Partners II of which Mr. McDonough is the general partner, and 16,667 shares issuable upon exercise of an option which is exercisable within 60 days of December 31, 1996.

(2)   Includes  10,333 shares issuable upon exercise of an option.

(3) Consists of 29,430 shares held jointly with his wife and 15,000 shares issuable upon exercise of a warrant.

(4) Includes 179,615 shares issuable upon conversion of 9% convertible Subordinated Debentures and 10,333 shares issuable upon exercise of an option.

(5)   Consists of 8,333 shares issuable upon the exercise of an option.

(6) Includes 185,553 shares issuable upon conversion of 9% convertible Subordinated Debentures and 81,481 shares issuable upon conversion of 6% Convertible Subordinated Secured Debentures issued by Micrographics Technology Corporation. Shares listed reflect shares held by Eurocredit Investments, Ltd., a Maltese company that is wholly-owned by Mr. Mauran.

(7)   Includes 113,500 shares issuable upon exercise of warrants.

(8) Includes (i) 200,000 shares issuable upon exercise of an option held by Jelco Ventures, Inc., (ii) 105,000 shares held by Jelken LLC, and (iii) 51,500 shares issuable upon exercise of warrants held by Jelken LLC. Mr. Jellinek shares voting power with Philip Kenny, a former director of the Company, for all shares held by Jelken LLC.





                        EXECUTIVE OFFICERS OF THE COMPANY

         The following table lists the executive officers of the Company at September 30, 1996:


Name                                        Title

John J. McDonough........................ Chairman of the Board of Directors
                                          and Chief Executive Officer

A.J.R. Oosthuizen........................ President and Chief Operating Officer

Martin A. Koehler (1).................... Vice President-Finance
                                          and Chief Financial Officer

Ian B. Aaron............................. President of MediaCity World, Inc.




(1) Vice President-Finance and Chief Financial Officer of the Company since June 1995. Manager from 1991 to June 1995 and Senior Auditor from 1990 to 1991 at Arthur Andersen LLP (public accounting firm). Mr. Koehler is 33.

Executive Compensation

         The following table presents information with respect to all compensation awarded or paid to, or earned, during each of the last three fiscal years for services rendered to the Company and its subsidiaries, by (i) Mr. McDonough, the Company's Chief Executive Officer, (ii) Mr. Oosthuizen, Mr. Koehler, and Mr. Aaron, the Company's only executive officers at September 30, 1996 earning in excess of $100,000 during fiscal 1996, (iii) Mr. Jellinek, the Company's former President and Chief Executive Officer, and (iv) Dale H.
Sizemore, Jr., the former President of the Company's Telecommunications Division, who would have been one of the four most highly compensated officers at September 30, 1996 except for the fact that Mr. Sizemore resigned from his position as an executive officer in June 1996 (collectively, the "Named Executive Officers").


                                            Summary Compensation Table

                                                                                                Long-Term
                                                      Annual Compensation                      Compensation
                                           ------------------------------------------           Securities
                                           Fiscal                                               Underlying
Name and Principal Position                 Year           Salary ($)       Bonus ($)           Options (#)
---------------------------                 ----           ----------       ---------          -------------

John J. McDonough (1)                       1996              $52,500         -                       50,000
  Chairman of the Board and                 1995                    -         -                            -
  Chief Executive Officer                   1994                    -         -                            -

A.J.R. Oosthuizen (2)                       1996              200,000      $80,000                    31,000
  President and Chief                       1995                7,700         -                            -
  Operating Officer                         1994                    -         -                            -

Ian B. Aaron (2)                            1996              189,000         -                       31,000
  President of MediaCity World, Inc.        1995              146,000         -                            -
                                            1994                    -         -                            -

Martin A. Koehler (2)                       1996              104,800         -                            -
  Vice President - Finance and              1995               30,770         -                       25,000
  Chief Financial Officer                   1994                    -         -                            -

John I. Jellinek (3)                        1996              200,000         -                       55,000(3)
  Former President and Chief                1995              161,807         -                            -
  Executive Officer                         1994              145,835         -                            -

Dale H. Sizemore, Jr. (4)                   1996              150,000         -                       31,000(4)
  Former President of the                   1995              130,000         -                            -
  Telecommunications Division               1994               55,000        8,000                         -



(1) Mr. McDonough was not employed by the Company in fiscal 1995 or 1994. Mr. McDonough's annual compensation for fiscal 1996 was set at $60,000. Effective July 1, 1996 Mr. McDonough voluntarily reduced his annual compensation to $30,000. In addition, effective September 18, 1996, Mr. McDonough has deferred the cash payment of his salary.

(2) Messrs. Oosthuizen, Aaron, and Koehler were not employed by the Company in fiscal 1994. Mr. Oosthuizen has deferred his $80,000 bonus until cash flow of the Company improves.

(3) On September 11, 1996, Mr. Jellinek resigned from all of his executive positions with the Company and, as a result, his option expired. On December 6, 1996, Mr. Jellinek resigned from the Company's Board of Directors.

(4) Mr. Sizemore became an executive officer of the Company on September 15, 1995 upon the Company's acquisition of Kansas Communications, Inc. The acquisition of Kansas Communications, Inc. was accounted for as a pooling of interests and the table reflects compensation received by Mr. Sizemore from Kansas Communications, Inc. prior to September 15, 1995. In June 1996, Mr. Sizemore resigned from his positions with the Company. Subsequent to September 30, 1996, Mr. Sizemore rejoined the Company as President of Kansas Communications, Inc., a subsidiary of the Company. As a result of his resignation from his positions with the Company in June 1996, Mr. Sizemore's option expired.


         The following tables present the number of stock options granted to the Named Executive Officers during fiscal 1996, and information regarding stock option exercises and exercisable and unexercisable options held by the Named Executive Officers as of September 30, 1996.


                                           Option Grants in Fiscal 1996


                                                                                                           Potential Realizable
                                              Individual Grants
----------------------------------------------------------------------------------------------------          Value at Assumed
                                 Number of                                                                 Annual Rates of Stock
                                Securities       Percent of Total                                         Price Appreciation for
                                Underlying        Options Granted     Exercise or                               Option Term
                                  Options         to Employees in      Base Price       Expiration     ---------------------------
           Name                 Granted (#)         Fiscal Year        ($/Sh) (1)          Date            5% ($)          10% ($)
--------------------------   ----------------   -------------------  ---------------   -------------   --------------   ----------
John J. McDonough                 50,000                18%              $ 4.94           2/28/06            $155,000     $394,000
A.J.R. Oosthuizen                 31,000                10%                4.94          10/05/05              96,000      244,000
Martin A. Koehler                   -                    -                  -                -                    -            -
Ian B. Aaron                      31,000                10%                4.94          10/05/05              96,000      244,000
John I. Jellinek                  55,000                19%                8.25              - (2)                - (2)        - (2)
Dale H. Sizemore, Jr.             31,000                10%                8.25              - (3)                - (3)        - (3)


(1) Stock options were granted on various dates during fiscal 1996 at exercise prices ranging from $8.25 to $12.75 per share (the market price on the date of grant). On February 28, 1996, the exercise price for all of the options listed in the table was reduced to $8.25 per share (the market price on such date). On November 15, 1996, the exercise price for all of the options listed in the table (except options held by Messrs. Jellinek and Sizemore which had previously expired) was further reduced to $4.94 per share (the market price on such date). The calculations of the potential realizable value at assumed annual rates of stock price appreciation for the option term is based upon the assumed market price of $4.94 per share.

(2) As a result of his resignation as an employee, Mr. Jellinek's option expired.

(3) As a result of his resignation as an employee, Mr. Sizemore's option expired.


    Aggregated Option Exercises in Fiscal Year 1996 and Year-end Option Values

                         Number of Securities
                        Underlying Unexercised         Value of Unexercised
                               Options                In-the-Money Options at
                        at Fiscal Year-End (#)          Fiscal Year-End ($)
     Name            Exercisable   Unexercisable    Exercisable   Unexercisable

John J. McDonough       -              50,000           -              -
A.J.R. Oosthuizen       -              31,000           -              -
Martin A. Koehler     8,333            16,667           -              -
Ian B. Aaron            -              31,000           -              -
John I. Jellinek(1)     -                 -             -              -
Dale H. Sizemore,Jr.(2) -                 -             -              -


(1) Mr. Jellinek was granted an option in fiscal 1996 to purchase 55,000 shares at $12.75 per share. On February 28, 1996, the exercise price per share was reduced to $8.25 (the market price on such date). As a result of his resignation as an employee, Mr. Jellinek's option expired.

(2) Mr. Sizemore was granted an option in fiscal 1996 to purchase 31,000 shares at $12.75 per share. On February 28, 1996, the exercise price per share was reduced to $8.25 (the market price on such date). As a result of his resignation as an employee, Mr. Sizemore's option expired.

                           Ten Year Option Repricings

         On February 28, 1996, the Stock Option Committee approved a stock option repricing program to provide employee option holders additional opportunity and incentive to achieve business plan goals. All options held by employees on that date were repriced to $8.25 per share, which was the market price on such date. All other terms of the options remained the same and, accordingly, there was no change to the vesting or term of any option.

         The table below presents the required disclosure with respect to any repricing of options held by any executive officer during the last ten completed fiscal years.


                                                                                                              Length of
                                                                                                           Original Option
                                          Number of        Market Price      Exercise                      Term Remaining
                                         Securities         of Stock at      Price at                        at Date of
                                         Underlying           Time of         Time of          New          Repricing or
                                       Options Repriced    Repricing or    Repricing or     Exercise          Amendment
Name                        Date         or Amended          Amendment       Amendment      Price(1)           (Years)
----                        ----         ----------       --------------  --------------  -------------    ---------------

A.J.R. Oosthuizen         2/28/96          31,000              $ 8.25         $ 12.75         $ 8.25             9.6

Martin A. Koehler         2/28/96          25,000              $ 8.25         $  8.50         $ 8.25             9.4

Ian B. Aaron              2/28/96          31,000              $ 8.25         $ 12.75         $ 8.25             9.6

John I. Jellinek (2)      2/28/96          55,000              $ 8.25         $ 12.75         $ 8.25             9.6

Dale H. Sizemore (2)      2/28/96          31,000              $ 8.25         $ 12.75         $ 8.25             9.6

------------------------

(1) On November 15, 1996, the exercise prices for all of the options listed in the table (except options held by Messrs. Jellinek and Sizemore which had previously expired) were further reduced to $4.94 per share (the market price on such date).


(2) In connection with their resignations from their positions as employees, options granted to Messrs. Jellinek and Sizemore expired.



SOFTNET SYSTEMS, INC. INCENTIVE COMPENSATION PLAN

         In 1995, the Company adopted the SoftNet Systems, Inc. Incentive Compensation Plan for the executive officers and certain other senior employees of the Company and its subsidiaries (the "Bonus Plan"). Under the Bonus Plan, a target bonus is established for each participant based upon a percentage ranging from 0% to 90% of his or her base compensation. Payment of a bonus is dependent upon the achievement of individual and Company performance goals. The Bonus Plan is currently administered by the Board of Directors of the Company. Certain employees of Micrographics Technology Corporation received $155,200 in bonuses under the Bonus Plan with respect to fiscal 1996.

CERTAIN AGREEMENTS

         Mr. McDonough, as Chairman of the Board and Chief Executive Officer, receives an annual salary of $30,000 plus a bonus of up to 90% of his base salary as determined by the Board of Directors in accordance with the Bonus Plan. Mr. McDonough's annual base salary was originally set at $60,000, but McDonough volunteered to reduce his annual base salary to $30,000. In addition, Mr. McDonough has elected to defer his salary since September 18, 1996. No bonus was paid to Mr. McDonough with respect to fiscal 1996. On February 28, 1996, Mr. McDonough withdrew from consideration of shareholders the prior grant of an option to purchase 150,000 shares at $6.50 per share. On February 28, 1996, Mr. McDonough was granted an option to purchase 50,000 shares of Common Stock at $8.25 per share pursuant to the SoftNet System Inc. 1995 Long-Term Incentive Plan (the "LTIP"). On November 15, 1996, this option was repriced to $4.94 per share.

         On September 15, 1995, Micrographics Technology Corporation, a wholly-owned subsidiary of the Company ("MTC"), entered into an employment agreement with A.J.R. Oosthuizen, a Director of the Company, pursuant to which Mr. Oosthuizen became President of MTC. During fiscal 1996, Mr. Oosthuizen was named President and Chief Operating Officer of the Company. Mr. Oosthuizen receives an annual salary of $200,000 plus a bonus of up to 90% of his base salary as determined by the Board of Directors in accordance with the Company's Bonus Plan. Mr. Oosthuizen earned $80,000 as a bonus with respect to fiscal 1996, which has been deferred until cash flow improves. In October 1995, Mr. Oosthuizen was granted an option to purchase 31,000 shares of Common Stock at $12.75 per share pursuant to the LTIP. On February 28, 1996 and November 15, 1996, the option was repriced to $8.25 and $4.94 per share, respectively. The employment agreement terminates on September 15, 1998 and also contains confidentiality and noncompetition provisions.

         On October 28, 1994, Communicate Direct, Inc., a wholly-owned subsidiary of the Company, entered into an employment agreement with Ian B. Aaron, a Director and President of MediaCity World, Inc., a wholly owned subsidiary of the Company. Mr. Aaron, as President of MediaCity World, Inc., receives an annual salary of $156,000 plus a bonus of up to 60% of his base salary as determined by the Board of Directors in accordance with the Company's Bonus Plan. No bonus was paid to Mr. Aaron with respect to fiscal 1996. In October 1995, Mr. Aaron was granted an option to purchase 31,000 shares of Common Stock at $12.75 per share pursuant to the LTIP. On February 28, 1996 and November 15, 1996, the option was repriced to $8.25 and $4.94, respectively. The employment agreement terminates on September 30, 1997 and also contains confidentiality and noncompetition provisions.

         In connection with the Company's acquisition of Kansas Communications Inc. on September 15, 1995, the Company entered into an employment contract with Dale H. Sizemore, Jr. pursuant to which Mr. Sizemore became President of the
Telecommunications Division of the Company. This employment agreement had a three-year term and provided for a base salary of $200,000 plus bonuses to be paid at the discretion of the Board of Directors. In June 1996, Mr. Sizemore resigned from his positions with the Company and the employment agreement terminated, except for the confidentiality provision contained therein. Subsequent to September 30, 1996, Mr. Sizemore rejoined the Company as President of Kansas Communications, Inc., a subsidiary of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


         Prior to November 1996, the Compensation Committee was responsible for the Company's executive compensation policies, and annually determined the compensation to be paid to the executive officers of the Company. In November 1996, in connection with the resignations of Messrs. Gordon and Kenny from the Board of Directors, the Board of Directors assumed all of the responsibilities of the Compensation Committee.

Overview and Philosophy

         The executive compensation program of the Company is intended to provide overall levels of compensation for the executive officers which are competitive for the industries and the geographic areas within which they operate, the individual's experience, and contribution to the long-term success of the Company. The Board believes that its task of determining fair and competitive compensation is ultimately judgmental.

         The program is composed of base salary, annual incentive compensation, equity based incentives, and other benefits generally available to all employees. As of September 30, 1996, options on 351,000 shares of the Company's stock were outstanding and 559,000 options were granted to employees during the fiscal year ended September 30, 1996.

Base Salary

         The base salary for each executive is intended primarily to be competitive with companies in the industries and geographic areas in which the Company competes. In making annual adjustments to base salary, the Board also considers the individual's performance over a period of time as well as any other information which may be available as to the value of the particular individual's past and prospective future services to the Company. This information includes comments and performance evaluations by the Company's Chief Executive Officer and Chief Operating Officer. The Board considers all such data; it does not prescribe the relative weight to be given to any particular component.

Annual Incentive Compensation

         Annual incentive compensation is ordinarily determined by a formula which considers the overall operations and financial performance of the Company and its subsidiaries.

Long-term Incentives

         In general, the Board believes that equity based compensation should form a part of an executive's total compensation package. Stock options are granted to executives because they directly relate the executive's earnings to the stock price appreciation realized by the Company's shareholders over the option period. Stock options also provide executives the opportunity to acquire an ownership interest in the Company. The number of shares covered by each executive's option was determined by factors similar to those considered in establishing base salary.

Stock Option Repricing Program

         On February 28, 1996, the Board of Directors approved a stock option repricing program to provide employee option holders additional opportunity and incentive to achieve business plan goals. The exercise prices for all options held by employees on that date were repriced to $8.25 per share, which was the market price on such date. All other terms of the options remained the same and, accordingly, there was no change to the vesting or term of any option. In addition, on November 15, 1996, the Board of Directors approved an additional stock option repricing program to further provide employee option holders with additional opportunity and incentive to achieve business plan goals. The exercise prices for all options held by employees on November 15, 1996 were repriced to $4.94 per share, which was the market price on that date.

Other

         Other benefits are generally those available to all other employees in the Company, or a subsidiary, as appropriate. Together with perquisites, these benefits did not exceed 10% of any executive's combined salary and bonus in fiscal 1996.

Compensation For The Chief Executive Officer

         The Board applies the same standard in establishing the compensation of the Company's Chief Executive Officer as are used for other executives. However, there are procedural differences. The Chief Executive Officer does not participate in setting the amount and nature of his compensation. Mr. McDonough did not receive a bonus for fiscal 1996 and since September 15, 1996 has elected to defer his compensation.

         The Board does not expect that Section 162(m) of the Internal Revenue Code will limit the deductibility of compensation expected to be paid by the Company in the foreseeable future.

         This report is submitted by the Board of Directors of the Company.

                                    John J. McDonough, Chairman
                                    Ian B. Aaron
                                    John G. Hamm
                                    A.J.R. Oosthuizen
                                    Ronald I. Simon




           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Members of the Company's Compensation Committee during fiscal 1996 were Ronald I. Simon, Philip Kenny, and James Gordon. Messrs. Kenny and Gordon resigned from their positions as Directors on August 22, 1996 and December 6, 1996, respectively No member of the Compensation Committee was an executive officer or employee of the Company during fiscal year 1996 or at any time prior thereto. In November 1996, in connection with the resignations of Messrs. Kenny and Gordon from the Board of Directors, the Board assumed all of the responsibilities of the Compensation Committee.

         The description of certain relationships and related transactions between Directors and the Company set forth below in "Certain Relationships and Related Transactions" is incorporated herein by reference.

                                PERFORMANCE GRAPH

         Set forth below is a comparison of the total shareholder return on the Company's Common Stock for the period beginning September 30, 1991 and ending September 30, 1996 with the total shareholder return for the same period for the AMEX Stock Market Index (a broad equity market index which includes the stock of companies traded on the AMEX) and the AMEX Computer Programming, Data Processing, & Other Computer Related Services Industrial Index (an index including companies with primary SIC 7370- 7379). The total shareholder return reflects the annual change in share price, assuming an investment of $100.00 on September 30, 1991 plus the reinvestment of dividends, if any. No dividends were paid on the Company's Common Stock during the period shown. The return shown is based on the annual percentage change during each fiscal year in the five year period ended September 30, 1996. The stock price performance shown below is not necessarily indicative of future stock price performance.



























Value of $100.00 Invested on September 30, 1991:

                                      9/30/91         9/30/92        9/30/93         9/30/94         9/29/95         9/30/96
                                    ---------       ---------      ---------       ---------       ---------        --------

SoftNet Systems, Inc.                $ 100.00        $ 161.11       $ 327.78        $ 577.78       $1,206.35        $ 518.52

AMEX Stock Market Index                100.00          103.82         134.24          131.64          162.10          165.43

AMEX Computer Industrial Index         100.00           90.50         145.87          120.49          174.72          191.77


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Subsequent to year-end, Communicate Direct, Inc., a wholly-owned subsidiary of the Company ("CDI"), sold its operations that support its Fujitsu maintenance base in the Chicago metropolitan area to a new company formed by John I. Jellinek, the Company's former president and chief executive officer and a 5.2% shareholder of the Company, and Philip Kenny, a former director of the Company. The buyer acquired certain assets in exchange for a $209,000 promissory note and the assumption of trade payables of at least $624,000. In addition, at the closing the buyer paid off $438,000 of existing Company bank debt and entered into a sub-lease of CDI's facility in Buffalo Grove, Illinois. At the closing, the buyer merged with Telecom Midwest, LLC. and Messrs. Jellinek and Kenny and two other shareholders of the merged company personally guaranteed obligations arising out of the promissory note, the sub-lease arrangement and trade payables. The personal guarantees of the promissory note are several. The personal guarantees of the sub-lease are limited to $400,000 and are on a joint and several basis. The personal guarantees of trade payables are on a joint and several basis but are limited to Messrs. Jellinek and Kenny. Concurrent with this transaction, Messrs. Jellinek and Kenny resigned from the Company's board. The transaction was approved by the disinterested members of the Company's board.

         In  June  1996,   the  Company   acquired   the   exclusive   worldwide
manufacturing rights to IMNET Systems, Inc.'s, ("IMNET") MegaSAR Microfilm Jukebox and completed and amended its obligations under a previous agreement. In addition to becoming the exclusive manufacturer of the MegaSAR for IMNET, the Company will further integrate the device into its current product offering. The Company issued a $2.9 million note for prepaid license fees, software inventory, the manufacturing rights, and certain other payables. Approximately $2.5 million was paid on this note during the fourth quarter of fiscal 1996. The Company has a receivable from IMNET of $176,000. The transaction was approved by the disinterested members of the Company's board. Following the transaction, John J. McDonough and John I. Jellinek resigned from IMNET's board and James Gordon, a director of IMNET, resigned from the Company's board.

         During the fourth quarter of fiscal 1996, the Company decided to integrate the IMNET microfilm retrieval software with another software developer's product, which the Company was already distributing. The integrated product will require less IMNET software than previously assumed. As a result, the Company recorded a one-time charge of $1.5 million to write-off software inventory. Since the acquisition of the manufacturing rights from IMNET, the transfer of all of the technical and manufacturing know-how has been delayed due to technical difficulties. The Company is currently negotiating with IMNET to either complete the transfer or seek an alternative solution.

         During fiscal 1996, the Company sold its entire holdings in IMNET for net proceeds of $7.7 million. Accordingly, the Company recorded a gain on sale of the securities of $5.7 million.

         At September 30, 1994, the Company was owed approximately $4.1 million plus accrued interest by Ozite Corporation ("Ozite"). John G. Hamm, a Director of the Company, and Peter R. Harvey, the former Chairman of the Board of Directors and a shareholder of the Company, held substantial interests in Ozite. Mr. Hamm was a Director of Ozite from 1984 to 1994, Vice President-Finance of Ozite from 1990 to 1994 and a director of Plastic Specialties & Technologies, Inc. ("PST"), a majority-owned subsidiary of Ozite, from 1993 to January 1996. Mr. Harvey has been a director of Ozite since 1984, a Vice President of Ozite since 1987 and a director of PST since 1993. Due to uncertainties about collecting these funds, the receivable from Ozite was written off and charged against earnings in 1991.

         On July 26, 1995, Ozite shareholders approved a merger of Ozite with Pure Tech International, Inc. ("Pure Tech") with Pure Tech being the surviving corporation. As a condition of the merger, Ozite was required to secure a general release from the Company and to surrender certain securities in satisfaction of the amount owed to the Company. As a result, the Company received 311,025 shares of Pure Tech common stock, 267,203 shares of ARTRA Group Incorporated ("ARTRA") Common Stock, and approximately 932 shares of ARTRA Preferred Stock. Subsequently, the Company sold all 311,025 shares of Pure Tech for net proceeds of $1,027,466. During fiscal 1996, the remaining securities consisting of

ARTRA Common Stock and ARTRA Preferred Stock were sold for net proceeds of $815,000, which were recorded as a capital contribution.

         In fiscal 1994, the Board voted to compensate Mr. Hamm, a Director of the Company, $150,000 for previously uncompensated services as a consultant rendered to the Company over the prior ten years. During that period, Mr. Hamm coordinated the preparation of public filings made by the Company, reviewed acquisition proposals and was involved in investor relations. The Board authorized Mr. Hamm to receive (i) $100,000 in cash, and (ii) either $50,000 in shares of Common Stock (10,000 shares) or 10 year warrants to purchase 16,667 shares of Common Stock at $5.00 per share, as Mr. Hamm elects. In May 1996, the Company paid Mr. Hamm $77,000 and signed a promissory note for $88,000 payable in equal monthly installments of $15,000 beginning June 1, 1996. The cash payment and the promissory note fulfilled the Company's entire obligation to Mr. Hamm. At the Company's request, payments to Mr. Hamm were suspended on September 1, 1996 due to cash flow constraints. Payments of the principal are scheduled to resume on April 1, 1997. At September 30, 1996, the unpaid compensation was $44,500. Mr. Hamm no longer serves as a consultant to the Company. The Company began interest only payments to Mr. Hamm on January 1, 1997.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any person holding more than ten percent of the Company's Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. During the fiscal year ended September 30, 1996, to the knowledge of the Company, all of these filing requirements were satisfied by its directors and officers, except Mr. McDonough failed to filed his Form 5 on a timely basis. In making these statements, the Company has relied on the written representations of its directors and officers and copies of the reports that they have filed with the Commission. The Company does not have any ten percent shareholders.

                   PROPOSAL 2 - AUTHORIZATION AND APPROVAL OF
                            THE SOFTNET SYSTEMS, INC.
                      AMENDED 1995 LONG TERM INCENTIVE PLAN


Background

         The Company's 1995 Long Term Incentive Plan, authorizing stock options and other stock-based incentives of up to 600,000 shares of Common Stock, was approved by the shareholders of the Company on February 15, 1996. The Board of Directors is proposing for shareholder authorization and approval the SoftNet Systems, Inc. Amended 1995 Long Term Incentive Plan (the "Plan") under which benefits may be awarded to directors as well as employees and under which the amount of shares available for benefits will be increased to 1,500,000 shares. The purposes of the Plan are to encourage selected employees and non-employee directors of the Company and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability of the Company depends. The term "Affiliate" is defined under the Plan to mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee. Reference should be made to Exhibit A for a copy of the amended Plan which is summarized below.

         In structuring the Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management and director compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key management employees and directors. The flexibility of the Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Plan grants the administrators discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

Shares Available

         The Plan originally reserved 600,000 shares of Common Stock for awards, all of which are currently subject to options granted to employees under the Plan. The Amended Plan increases the number of shares reserved to 1,500,000 shares. The maximum number of shares which may be awarded to any participant in any year during the term of the Plan is 200,000 shares. If any shares covered by an award under the Plan are forfeited or any option or right otherwise terminates or is canceled prior to the issuance of shares or the payment of the equivalent thereunder, then those shares may again be available for new awards under the Plan.

Administration

         The Plan is administered by the Board or by a committee (the "Committee") to be comprised of either the Compensation Committee of the Board of Directors or any other committee designated by the Board with at least two outside directors. The Board or the Committee (in either case, the "Administrator") has full power and authority to designate the participants in the Plan, determine the form, amount and other terms and conditions of awards, interpret and administer the Plan and establish and amend rules and regulations relating to the Plan's proper administration. The Administrator also has the power to modify or waive restrictions on awards, amend awards and grant extensions and accelerations of awards. The interpretation and decisions of the Administrator with respect to the Plan will be final. The Board of Directors is currently acting as the Administrator of the Plan.

         Subject to the terms of the Plan and applicable law, the Administrator may delegate to one or more officers or managers of the Company or any Affiliate, or a committee composed thereof, the authority to grant, cancel, modify, waive rights with respect to, alter, suspend or terminate awards. The Administrator may not delegate such authority with respect to awards held by officers and directors subject to Section 16 of the Exchange Act.

Eligibility

         Any employee or director of the Company or an Affiliate of the Company is eligible to participate in the Plan. The selection of participants from among directors and eligible employees is within the discretion of the Administrator. The estimated number of persons who are eligible to participate in the Plan is 209.

Types of Awards

         The Plan provides for the grant of any or all of the following types of awards: (1) options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) restricted securities; (4) performance awards; (5) dividend equivalents; and (6) other stock-based awards. To date, only non-qualified stock options have been awarded under the Plan. Awards may be granted singly, in combination, in tandem or in substitution for any other award, as determined by the Administrator, except that in no event shall an incentive stock option be granted together with a non-qualified stock option in such a manner that the exercise of one option affects the right to exercise the other.

Options

         Under the Plan, the Administrator may grant awards in the form of options to purchase shares of Common Stock. The Administrator will, with regard to each option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of Common Stock subject to the option. Subject to certain exercise rights in the event of the death, retirement or termination of employment or directorship of a participant, no employee option may be exercised until the employee receiving the option has been continuously employed by the Company for at least one year, unless the option otherwise provides. Options will be exercisable within such period after a participant's termination of employment as the option provides.

         The exercise price of an incentive stock option must be at least 100 percent of the fair market value of the Common Stock on the date the option is granted. In addition, incentive stock options granted to any holder of ten percent or more of the voting power of the Company must (i) have an option price equal to 110% or more of the fair market value of the Common Stock and (ii) not be exercisable for at least five years from the date the option is granted. In addition, no incentive stock option can be exercised within one year, or after ten years, from the date of its grant, and incentive stock options may be granted only to employees.

Stock Appreciation Rights

         The Plan authorizes the Administrator to grant stock appreciation rights ("SARs") either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the appreciation in value of a stated number of shares of Common Stock from the fair market value of such shares on the date of the SAR's grant to the fair market value on the date of its exercise.

         A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option.

Restricted Securities

         The Plan authorizes the Administrator to grant awards in the form of restricted shares of Common Stock. Such awards will be subject to such terms, conditions, restrictions and/or limitations, if any, as the Administrator deems appropriate, including, but not by way of limitation, restrictions on transferability, continued employment or directorship and performance goals established by the Administrator over a designated period of time.

Performance Awards

         Awards may also be in the form of performance awards which are rights payable or exercisable for cash, securities or other property upon the achievement of certain goals over performance periods established by the Administrator. The length of the performance period, the performance objectives to be achieved and the measure of whether and to what degree such objectives have been achieved will be determined by the Administrator.

Other Stock-Based Award

The Administrator is authorized to grant to participants, either alone or in addition to other awards granted under the Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock.

Other Terms of Awards

         Awards may, at the discretion of the Administrator, be paid by a participant in cash, shares of Common Stock owned by the participant or such consideration as the Administrator may deem appropriate. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

         The Plan provides that awards shall not be transferable otherwise than by will or the laws of descent and distribution, except under certain circumstances. Subject to specific provisions in the Plan with respect to options, the Administrator shall determine the treatment to be afforded to a participant in the event of termination of employment or directorship for any reason, including death, disability or retirement. Notwithstanding the foregoing, the Administrator may permit the transferability of an award by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such person.

         Upon the grant of any award, the Administrator may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations covering the grant of the award as are not inconsistent with the Plan. The Board of Directors reserves the right to amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the rights of participants with respect to any outstanding awards. The Board of Directors may not without shareholder approval adopt any amendment that would increase the total number of shares of Common Stock available under the Plan or cause the Plan to fail to be in compliance with any tax or regulatory requirements.

         The Plan contains provisions that allow the Administrator to make equitable adjustments of awards, and the number and kind of shares that are the subject of awards, in the event of a merger, consolidation, or reorganization, the issuance of shares by the Company without new consideration or a change of control. If the Company is merged into or consolidated with another corporation or the Company sells or disposes of all of its assets, then the Administrator may cancel all outstanding awards, provided that each holder of an award shall have the right to exercise such award in full during the 30-day period preceding the effective date of such merger, consolidation, sale or liquidation.

Federal Tax Treatment

         Under  current  law,  the  following  are  U.S.   federal   income  tax
consequences generally arising with respect to awards under the Plan.

         A participant who is granted an incentive stock option does not recognize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

         A participant who is granted a non-qualified stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a tax deduction for the same amount.

         The grant of an SAR will produce no U.S. federal tax consequences for the participant of the Company. The exercise of an SAR results in taxable income to the participant, equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to the Company.

         A participant who has been granted an award of restricted shares of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction.

         The grant of an unrestricted stock award will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock awarded. The Company will receive a corresponding tax deduction.

Awards Issued Under the Plan

         At February 10, 1997, non-qualified stock options covering 600,000 shares of Common Stock, at an average price of $4.95 per share, were outstanding under the Plan. Other awards to be granted under the Plan during the remainder of fiscal 1997 are not currently determinable.

         At the same date, (i) options on 29,167 shares at $4.94 per share were outstanding under the SoftNet Systems, Inc. Employee Stock Option Plan (the "MTC Option Plan"), none of which were held by directors or executive officers of the Company, and (ii) Martin A. Koehler held an additional option on 25,000 shares at $4.94 per share which was granted prior to the adoption of the Plan. See "--Other Plans" below.

         The following table presents, for the persons and groups indicated, information concerning options to purchase Common Stock that have been granted under the Plan through February 14, 1997.

          Softnet Systems, Inc. 1995 Long Term Incentive Plan Benefits

                                             Number of Shares
                                            Underlying Options            Date of      Exercise Price
            Name and Position                     Granted                  Grant        per Share(1)       Expiration Date
John J. McDonough
 Chairman of the Board and
 Chief Executive Officer.................               50,000           02/28/96           $ 4.94              02/28/06
                                                        25,000           11/15/96             4.94              11/15/06
                                                        75,000           02/10/97             5.00              02/10/07

A.J.R. Oosthuizen
 President and Chief Operating Officer ..               31,000           10/05/95             4.94              10/05/05
                                                        44,000           11/15/96             4.94              11/15/06
                                                        31,000           02/10/97             5.00              02/10/07

Ian B. Aaron
 President of MediaCity World, Inc.......               31,000           10/05/95             4.94              10/05/05
                                                        16,000           11/15/96             4.94              11/15/06

Martin A. Koehler
 Vice President - Finance and
 Chief Financial Officer (2).............               18,000           11/15/96             4.94              11/15/06

John G. Hamm.............................                  -                 -                 -                    -

Ronald I. Simon..........................                  -                 -                 -                    -

Executive Group..........................              321,000            various             4.94               various

Non-Executive Director Group.............                  -                 -                 -                    -

Non-Executive Officer Employee Group.....              104,706(3)        10/05/95             4.94              10/05/05
                                                       119,000(4)        02/06/96             4.94              02/06/06
                                                         8,294           02/28/96             4.94              02/28/06
                                                       129,000(5)        06/21/96             4.94              06/21/06
                                                       142,000(6)        11/15/96             4.94              11/15/06
John I. Jellinek
 Former President and
 Chief Executive Officer.................               55,000           10/05/95             8.25                  - (7)

Dale H. Sizemore
 Former President of the Company's
 Telecommunication Division..............               31,000           10/05/95             8.25                  - (8)
                                                        35,000(9)        11/15/96             4.94              11/15/06

------------------------

(1) Stock options were granted on various dates during fiscal 1996 at exercise prices ranging from $8.25 to $12.75 per share (the market price on the date of grant). On February 28, 1996, the exercise prices per share for all of the outstanding options granted under the Plan as of that date were repriced to $8.25 per share (the market price on that date). On November 15, 1996, the exercise prices per share for all outstanding options granted under the Plan as of that date were further reduced to $4.94 per share (the market price on that date).

(2) Mr. Koehler also received an option to purchase 25,000 shares that was granted prior to the adoption of the Plan.

(3) As a result of the departure of employees from the Company, 67,000 of the options listed have expired.

(4) As a result of the departure of employees from the Company, 111,000 of the options listed have expired.

(5) As a result of the departure of employees from the Company, 21,000 of the options listed have expired.

(6) As a result of the departure of employees from the Company, 18,000 of the options listed have expired.

(7) As a result of his resignation as an employee, Mr. Jellinek's options expired.

(8) As a result of his resignation as an employee, Mr. Sizemore's options expired.

(9) The Option was granted in connection with Mr. Sizemore's re-employment by the Company in October 1996.

                                       20

Other Plans

         The Company also maintains the MTC Option Plan which originally authorized stock options to employees of MTC for up to 40,000 shares of Common Stock. Incentive stock options on 40,000 shares at $13.50 per share were granted under the MTC Option Plan on September 15, 1995. Options on 11,000 shares expired upon the termination of the employment of certain optionholders and options on 29,000 shares remain outstanding. Shares subject to options which expire unexercised are not available for reissuance under the MTC Option Plan or any other plan of the Company. On February 28, 1996 and November 15, 1996, the outstanding options under the MTC Option Plan were repriced to $8.25 and $4.94 per share, respectively. The MTC Option Plan is administered by the Board of Directors of the Company.

Other Information

         On February 14, 1997, the closing price of the Company's Common Stock as listed on the American Stock Exchange was $4.63 per share.

         The Board of Directors recommends a vote FOR authorization and approval of the SoftNet Systems, Inc. Amended 1995 Long Term Incentive Plan.


                             SHAREHOLDERS' PROPOSALS

         A shareholder proposal to be presented at the 1998 Annual Meeting must be received at the Company's executive offices, 717 Forest Avenue, Lake Forest, Illinois 60045, by no later than November 26, 1997 for evaluation as to inclusion in the Proxy Statement in connection with such Meeting.


                                  OTHER MATTERS

         Management knows of no matters, other than those referred to in this proxy statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

         It is expected that a representative of Coopers & Lybrand L.L.P., will be present at the Annual Meeting and will have the opportunity to answer any questions related to the financial statements in the 1996 annual report distributed to the shareholders with this Proxy Statement and to make a statement if he or she desires.

         The Company has furnished its financial statements to shareholders in its 1996 Annual Report on Form 10-K which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any shareholder, on the request of such shareholder, an additional copy of the 1996 Annual Report on Form 10-K. Requests for copies of such report should be directed to Martin A. Koehler, Vice President - Finance and Chief Financial Officer, 717 Forest Avenue, Lake Forest, Illinois 60045; telephone number (847) 266-8150.

         You are urged to sign and return your proxy promptly.


                                                        Martin A. Koehler
                                                        Secretary


February 26, 1997

                                                                       Exhibit A


                          SOFTNET SYSTEMS, INC. AMENDED
                          1995 LONG TERM INCENTIVE PLAN


         SECTION 1. Purpose. The purposes of this SoftNet Systems, Inc. 1995 Long Term Incentive Plan (the "Plan") are to encourage selected employees and directors of SoftNet Systems, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

         SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

         "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

         "Award" shall mean any Option, Stock Appreciation Right, Restricted Security, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

         "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

         "Board" shall mean the Board of Directors of the Company.

         "Cause", as used in connection with the termination of a Participant's employment or directorship, shall mean (i) with respect to any Participant employed or acting as a director under a written contract with the Company or an Affiliate of the Company which contract includes a definition of "cause," "cause" as defined in such contract and (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment or other responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life, as to lead the Administrator in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment or other relationship with the Company

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

         "Committee" shall mean the Compensation Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two outside directors, as described in Section 162(m) of the Code, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3.

         "Common Shares" shall mean any or all, as applicable, of the Company's Common Stock, $.01 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Administrator.

         "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

         "Employee" shall mean any employee of the Company or of any Affiliate.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean (A) with respect to any property other than the Common Shares. the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Administrator; and (B) with respect to the Common Shares, as of any date, (i) the last reported sales price on the American Stock Exchange, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the American Stock Exchange; (ii) if the Common Shares are not listed on the American Stock Exchange (or another national exchange) or no such quotations are available, the closing price of the Common Shares as reported by the National Market System, or similar organization, or, if no such quotations are available, the average of the high bid and low asked quotations as quoted in the National Association of Securities Dealers' Automated Quotation System, or similar organization; or (iii) in the event that there shall be no public market for the Common Shares, the fair market value of the Common Shares as determined (which determination shall be conclusive) in good faith by the Administrator, based upon the value of the Company as a going concern, as if such Common Shares were publicly owned stock, but without any discount with respect to minority ownership.

         "Good Reason", as used in connection with the termination of a Participant's employment or directorship, shall mean (i) with respect to any Participant employed or acting as a director under a written contract with the Company or an Affiliate of the Company, "good reason" as defined in such written agreement or, if such contract contains no such definition, a material breach by the Company of such written agreement or (ii) with respect to any other
Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

         "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

         "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Administrator which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

         "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

         "Participant" shall mean any Employee or director granted an Award under the Plan.

         "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

         "Person"   shall  mean  any   individual,   corporation,   partnership,
association,   joint-stock  company,  trust,  unincorporated  organization,   or
government or political subdivision thereof.

         "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

         "Restricted  Securities"  shall mean any  Common  Share  granted  under
Section 6(c) of the Plan, any right granted under Section 6(c) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

         "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         "16b-3 Plan" shall mean the Plan in the event that any Employee or director becomes subject to Section 16 of the Exchange Act with respect to Common Shares.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

         SECTION 3. Administration. The Plan shall be administered by the Board of Directors unless the Board of Directors determine that it shall be administered by a Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Board or the Committee, as the case may be (in either case, the "Administrator") by the Plan, the Administrator shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant under the Plan; (iii) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent, and under what circumstances cash, Common Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Administrator; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Administrator, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any Employee or director. Notwithstanding the foregoing the maximum number of Awards which may be granted to any one Participant under this Plan shall not exceed 200,000 Common Shares in any one fiscal year of the Company, subject to the adjustments provided in
Section 4(b) hereof and (b) no Awards under this Plan shall be granted after ten years from the date this Plan is adopted by the Board

         SECTION 4.  Common Shares Available for Awards.

                  (a) Common Shares Available. Subject to adjustment as provided in Section 4(b):

                           (i) Calculation of Number of Common Shares Available.
                  The number of Common Shares available for granting Awards under the Plan shall be 1,500,000, any or all of which may be or may be based on Common Shares, any other security which becomes the subject of Awards, or any combination thereof. If, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Common Shares covered by such Award, or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

                            (ii)  Accounting  for Awards.  For  purposes of this
                  Section 4,

                                    (A)  if an  Award  (other  than  a  Dividend
                           Equivalent) is denominated in or based upon Common Shares, the number of Common Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant; and

                                    (B)  Dividend  Equivalents  and  Awards  not
                           denominated in Common Shares may be counted against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any Participant in such amount and at such time as the Administrator shall determine under procedures adopted by the Administrator consistent with the purposes of the Plan;

                  provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Administrator in order to avoid double counting. Any Common Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall, in the case of Awards granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, be counted against the Common Shares available for granting Awards under the Plan.

                           (iii) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

                  (b) Adjustments. In the event that the Administrator shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in its sole discretion and such manner as it may deem equitable, adjust any or all of (i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

         If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation and is liquidated while unexercised or unvested Awards remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale and liquidation, as the case may be, each holder of an outstanding Award shall be entitled to receive, in lieu of Common Shares, shares of such stock or other securities or property as the holders of Common Shares received pursuant to the terms of the merger, consolidation or sale; (ii) the Administrator may waive any limitations imposed pursuant to Subsection 6(a)(ii) hereof so that all Awards, from and after a date prior to the effective date of such merger, consolidation, or sale and liquidation, as the case may be, specified by the Administrator, shall be exercisable in full; and (iii) all outstanding Awards may be canceled by the Administrator as of the effective date of any such merger, consolidation or sale and liquidation provided that (x) notice of such cancellation shall be given to each holder of an Award and (y) each holder of an Award shall have the right to exercise such Award in full during a 30-day period preceding the effective date of such merger, consolidation or sale and liquidation,

         SECTION  5.  Eligibility.   Any  Employee,  including  any  officer  or
employee-director of the Company or of any Affiliate, and any director of the Company, shall be eligible to be designated a Participant.

         SECTION 6.  Awards.

                  (a) Options. The Administrator is hereby authorized to grant to eligible Participants options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Administrator shall determine:

                           (i) Exercise  Price.  The  purchase  price per Common
                  Share purchasable under an Option shall be determined by the Administrator; provided, however, that such purchase price with respect to an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of such Option, or such other price as required under Subsection 6(a)(iv) hereof.

                           (ii) Time and  Method  of  Exercise.  Subject  to the
                  terms of Section 6(a)(iii), the Administrator shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made; provided that, unless otherwise specified in the applicable Award Agreement and subject to the terms of
                  Section  6(a)(iii),  no  Option  may be  exercised  until  the expiration of one year of continued employment of the Participant by the Company or an Affiliate or both immediately following the date the Option was granted.

                           (iii) Exercisability Upon Death, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of Option period specified in the applicable Award
                  Agreement:

                                    (A)  Subject to the terms of  paragraph  (D)
                           below, upon the death of a Participant while employed or while a director or within such period after retirement or disability (as defined in paragraph (B) below), as is set forth in the Option, the person or persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Administrator at the time of granting the Option, or (2) such period after such Participant's death, as is set forth in the Option, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

                                    (B)  Subject to the terms of  paragraph  (D)
                           below, upon termination of a Participant's employment or directorship with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Administrator) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Administrator at the time of granting the Option, or (2) such period after the date of such termination, as is set forth in the Option, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

                                    (C)  Subject to the terms of  paragraph  (D)
                           below, upon termination of a Participant's employment or directorship with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

                                    (D) Upon (i) the  death of the  Participant,
                           or (ii) termination of the Participant's employment or directorship with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or (z) as a result of retirement or disability as defined in paragraph (B) above, the Company shall have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

                                    (E)  Upon   expiration  of  the   respective
                           periods set forth in each of  paragraphs  (A) through
                           (C) above, the Options of a Participant who has died or whose employment or directorship has been terminated shall be canceled to the extent not theretofore canceled or exercised.

                           (iv)   Incentive   Stock   Options.   The   following
                   provisions shall apply only to Incentive Stock Options granted under the Plan:

                                    (A)  No  Incentive  Stock  Option  shall  be
                           granted to any eligible Employee who, at the time such Option is granted, owns, within the meaning of
                           Section 422 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Shares of the Company or any of its affiliates, except that such an Option may be granted to such an employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the Common Shares (determined in accordance with Section
                           2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted;

                                    (B) To the extent  that the  aggregate  fair
                           market value of stock with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted. If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Administrator shall determine. For purposes of this subsection, the fair market value of any Common Shares shall be determined, in accordance with
                           Section 2, as of the date the Option with respect to such Common Shares is granted.

                                    (C)  Only  Employees  of the  Company  or an
                           Affiliate shall be eligible to receive Incentive Stock Options.

                  (b) Stock Appreciation Rights. The Administrator is hereby authorized to grant to eligible Participants "Stock Appreciation Rights." Each Stock Appreciation Right shall consist of a right to receive the excess of (i) the Fair Market Value of one Common Share on the date of exercise or, if the Administrator shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Administrator, which shall not be less than one hundred percent (100%) of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right (or, if the Administrator so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award, on the date of grant of such other Award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right granted under the Plan shall be as determined by the Administrator. The Administrator may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

                  (c)  Restricted Securities.

                           (i) Issuance.  The Administrator is hereby authorized
                  to grant to eligible Participants "Restricted Securities," which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Administrator may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Administrator may deem appropriate.

                           (ii) Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the
                  Administrator may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Securities.

                           (iii) Forfeiture.  Except as otherwise  determined by
                  the Administrator, upon termination of a Participant's employment or directorship for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment or directorship shall be forfeited and reacquired by the Company; provided, however, that the Administrator may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Administrator shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

                  (d) Performance Awards. The Administrator is hereby authorized to grant to eligible Participants "Performance Awards." Each Performance Award shall consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Administrator and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Administrator shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the termination of a Participant's employment or directorship and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Administrator and by the other terms and conditions of any Performance Award. The Administrator shall issue performance goals prior to the commencement of the performance period to which such performance goals pertain.

                  (e) Dividend Equivalents. The Administrator is hereby authorized to grant to eligible Participants "Dividend Equivalents." Each Dividend Equivalent shall consist of a right pursuant to which the holder thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Common Shares determined by the Administrator, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, Dividend Equivalents may have such terms and conditions as the Administrator shall determine.

                  (f) Other Stock-Based Awards. The Administrator is hereby authorized to grant to eligible Participants "Other Stock-Based Awards." Each Other Stock-Based Award shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b),
         (c), (d) or (e) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Administrator to be consistent with the purposes of the Plan, provided, however, that such right shall comply, to the extent deemed desirable by the Administrator, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Administrator shall determine the terms and conditions of Other Stock-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, as the Administrator shall determine.

                  (g)  General.

                           (i) No Cash  Consideration for Awards.  Awards may be
                   granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

                           (ii) Awards May Be Granted  Separately  or  Together.
                  Awards may, in the discretion of the Administrator, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event shall an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other awards.

                           (iii) Forms of Payment Under  Awards.  Subject to the
                  terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Administrator shall determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Administrator. Such rules and procedures may include without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments. In accordance with the above, the Administrator may elect (i) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof or (ii) to settle other stock denominated Awards in cash.

                           (iv)  Limits on Transfer of Awards.

                                    (A)   No   Award   (other   than    Released
                           Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, at the discretion of the Administrator an Award may permit the transfer of the Award by the Participant solely to members of the Participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Administrator.

                                    (B) Each  Award,  and each  right  under any
                           Award, shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative or by persons, trusts or partnerships to whom or to which the Award has been transferred under Section 6(g)(iv)(A) above.

                           (v) Terms of Awards.  The term of each Award shall be
                  for such period as may be determined by the Administrator; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

                           (vi) Common Share Certificates.  All certificates for
                  Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Administrator may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                           (vii) Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Administrator shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Administrator, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

         SECTION 7. Unfunded Plan. Insofar as the Plan provides for Awards of cash or Common Shares, the Plan shall be unfunded unless and until the Administrator otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Shares or rights thereof under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Administrator otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Common Shares or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee (if one is designated) be deemed to be a trustee of any cash, Common Shares or rights thereto to be granted under the Plan unless the Administrator decides to establish trusts of the type described in Section 9(i) hereof; (b) any liability of the Company to any Participant with respect to a grant of cash, Common Shares or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and
(d) neither the Company, the Board nor the Committee (if one is designated) shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

         SECTION 8. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

                  (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Sections 8(c) and (d), any amendment, alteration,  suspension,  discontinuation,  or  termination  that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

                           (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in
                  Section 4 hereof; or

                           (ii) otherwise cause the Plan to cease to comply with
                  any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from Section 16(b) of the Exchange Act.

                  (b) Amendments to Awards. The Administrator may waive any conditions or rights under, amend any terms of, accelerate vesting of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under Sections 8(c) and (d), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

                  (c) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, the Administrator may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

                  (d)  Adjustments  of Awards  Upon the  Occurrence  of  Certain
         Unusual or Nonrecurring Events. The Administrator is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

         SECTION 9.  General Provisions.

                  (a) No Rights to Awards. No Employee, director or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, directors or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

                  (b) Delegation. Subject to the terms of the Plan and applicable law, the Administrator may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Administrator shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards; provided that, no such delegation shall be permitted with respect to Awards held by Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise subject to such Section.

                  (c) Correction of Defects, Omissions, and Inconsistencies. The Administrator may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

                  (d) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

                  (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (f) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or to remain a director of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  (g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

                  (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Administrator, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate. Notwithstanding the foregoing, the Administrator may cause to be established one or more trust agreements in the form of "Rabbi Trusts" or similar trusts, the assets of which remain subject to the general creditors of the Company until distributed.

                  (j) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                                                      PROXY CARD


                            SOFTNET SYSTEMS, INC.
            FOR THE ANNUAL MEETING TO BE HELD ON MARCH 26, 1997


The undersigned appoints John J. McDonough, A.J.R. Oosthuizen and Martin A. Koehler, and each of them, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SoftNet Systems, Inc. to be held on March 26, 1997 and at any adjournments thereof, and to vote all shares of Common Stock of SoftNet Systems, Inc. which the undersigned is entitled to vote on all matters coming before said meeting.

          Dated:_______________________________________, 1997

          ___________________________________________________
                           Signature of Shareholder

          ___________________________________________________
                          Signature if held jointly


THIS  PROXY  MUST  BE  SIGNED  EXACTLY  AS  NAME  APPEARS   HEREON.   EXECUTORS,
ADMINISTRATORS, TRUSTEES, ETC., SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.

                         (CONTINUED ON REVERSE SIDE)

                             FOLD AND DETACH HERE


 1. To elect John J. McDonough,         Instruction:  Unless otherwise
    Ian B. Aaron, John G. Hamm,         specified in the space provided
    A.J.R. Oosthuizen  and              below, this proxy shall authorize the
    Ronald I. Simon as the five         proxies named herein to cumulate all
    directors of the Company            votes which the undersigned is
    to serve until the next             entitled to cast at the annual
    Annual Meeting and until their      meeting for, and to allocate such
    successors shall be elected and     votes among, one or more of the
    qualify:                            nominees listed to the left as such
                                        proxies shall determine, in their
                                        sole and absolute discretion, in
           FOR       WITHHELD           order to maximize the number of such
                                        nominees elected to the Company's
           / /         / /              Board of Directors.  To specify a
                                        different method of cumulative
                                        voting, write "Cumulative For" and
                                        the number of Shares and the name(s)
 FOR, except vote withheld for the      of the nominee(s) in the space
 following nominees:                    provided below.

 ____________________________________   ____________________________________

 2. To authorize and                    3. To consider and
    approve the amended                    transact such other
    SoftNet Systems, Inc.                  business as may
    1995 Long Term                         properly come before
    Incentive Plan.                        the Annual Meeting or
                                           any adjournment thereof.


    FOR  AGAINST  ABSTAIN                  FOR  AGAINST  ABSTAIN

    / /    / /      / /                    / /    / /      / /

                   PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
                   PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE